Exhibit 10.6

CERTIFICATE OF LIMITED PARTNERSHIP

OF

BGC HOLDINGS, L.P.

This Certificate of Limited Partnership of BGC Holdings, L.P. (the “Partnership”) is being executed by the undersigned for the purpose of forming a limited partnership pursuant to the Delaware Uniform Limited Partnership Act.

1.	The name of the Partnership is BGC Holdings, L.P.

2.	The address of the registered office of the Partnership in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle, State of Delaware, 19801. The Partnership’s registered agent for service of process in the State of Delaware at such address in The Corporation Trust Company.

3.	The name and business addresses of the general partner of the Partnership are:

BGC Holdings, LLC
c/o BGC Partners, L.P.
135 East 57th Street
New York, New York 10022

IN WITNESS WHEREOF, the undersigned, the general partner of the Partnership, has caused this Certificate of Limited Partnership of BGC Holdings, L.P. to be duly executed, as of this 24th day of August 2004

BGC Holdings, LLC
Its General Partner

By:	/s/ Stephen M. Merkel
Name:	Stephen M. Merkel
Title:	Executive Managing Director